UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

BROOKFIELD INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023
(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT
BROOKFIELD INVESTMENT FUNDS
BROOKFIELD PLACE

250 VESEY STREET 15th Floor NEW
YORK, NEW YORK 10281-1023
(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Reports to Shareholders.

2021

ANNUAL REPORT

SEPTEMBER 30, 2021

Center Coast Brookfield

Midstream Focus Fund

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Brookfield Public Securities Group LLC (the "Firm") is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $20 billion of assets under management as of September 30, 2021, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $650 billion of assets under management as of September 30, 2021. For more information, go to https://publicsecurities.brookfield.com/en.

Center Coast Brookfield Midstream Focus Fund (the "Fund") is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-244-4859 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
About Your Fund's Expenses	3
Management Discussion of Fund Performance	4
Portfolio Characteristics	11
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Liquidity Risk Management Program	31
Board Considerations Relating to the Investment Advisory Agreement	32
Information Concerning Trustees and Officers	36
Joint Notice of Privacy Policy	39

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for Center Coast Brookfield Midstream Focus Fund (the "Fund") for the fiscal year ended September 30, 2021 (the "period").

The Fund's fiscal year was marked by optimism, as the COVID-19 vaccine rollout marked the hopeful beginning of a return to normalcy. A number of vaccines were approved for use in December, with the very first COVID-19 vaccinations administered during the month, starting in the U.K. on December 8 and in the U.S. six days later.1,2

Stock markets rallied throughout the period on global fiscal stimulus measures and the vaccine rollout, overcoming concerns related to new COVID-19 variants and rising case numbers. The MSCI World Index and the S&P 500 Index returned 29.39% and 30.00%, respectively, over the period. While optimism was the general theme of the period, rising interest rates, inflationary pressures, and global supply chain disruptions became increasing concerns as the period came to a close. In addition, the U.S. Federal Reserve signaled in September that it could begin tapering monthly bond purchases in short order, which spooked markets.

Energy infrastructure enjoyed a banner period, driven by the risk-on trade in the markets and improving industry fundamentals. The price of West Texas Intermediate crude oil nearly doubled throughout the period, rising to $75.03 from $48.52. On the demand side, the U.S. ended the period fairly close to a full recovery for key refined products,3 while some analysts estimate that the rest of the world could return to pre-pandemic levels sometime in 2022. From a supply side, OPEC+ appears to still be in the driver's seat, as its tapering plan is in place and scheduled to start this November. U.S. producers so far have remained fairly restrained despite the high price environment, adhering to capital discipline requests from public shareholders. In addition, investors closely watched the new Biden Administration on any decision on potential policies that would adversely impact the U.S. oil & gas industry.

In addition to performance information and additional discussion on factors impacting the Fund, this report provides the Fund's audited financial statements and schedule of investments as of September 30, 2021.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at 1-855-777-8001 or to visit us at https://publicsecurities.brookfield.com/en for more information. Thank you for your support.

Sincerely,

Brian F. Hurley

President

Center Coast Brookfield Midstream Focus Fund

David W. Levi, CFA

Chief Executive Officer

Brookfield Public Securities Group LLP

1 https://www.bbc.com/news/uk-55227325

2 https://www.wsj.com/articles/covid-19-vaccinations-in-the-u-s-slated-to-begin-monday-11607941806

3 EIA as of 9/30/21. (https://www.eia.gov/petroleum/supply/weekly/)

2021 Annual Report

LETTER TO SHAREHOLDERS (continued)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The S&P 500 Index is an equity index of 500 widely held, large-capitalization U.S. companies.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on September 30, 2021 and subject to change based on subsequent developments.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.

Brookfield Public Securities Group LLC

ABOUT YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders' reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

	Annualized Expense Ratio	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period (04/01/21– 09/30/21)(1)
Actual
Class A Shares	1.46%	$1,000.00	$1,192.00	$8.02
Class C Shares	2.21%	1,000.00	1,184.70	12.10
Class I Shares	1.21%	1,000.00	1,190.60	6.64
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.46%	1,000.00	1,017.75	7.38
Class C Shares	2.21%	1,000.00	1,013.99	11.16
Class I Shares	1.21%	1,000.00	1,019.00	6.12

(1)  Expenses are equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 183/365 (to reflect a six-month period).

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended September 30, 2021, the Fund's Class I shares had a total return of 77.63%, which assumes the reinvestment of distributions and is exclusive of brokerage commissions, outperforming the Alerian Midstream Energy Index (AMNA) and S&P 500 Index and underperforming the Alerian MLP Index (AMZ), which returned 66.90%, 30.00% and 84.63%, respectively.

MARKET OVERVIEW

Fiscal First Quarter (October – December 2020)

The fourth quarter of 2020 (the Fund's fiscal first quarter) was a great end to a tough 2020 for energy infrastructure equities. Almost all of this quarter's impressive return came after the initial Pfizer vaccine announcement in early November. The vaccine announcement allowed us to see (or at least conceptualize) the light at the end of the COVID-19 pandemic. Life, and all its associated energy demand, may indeed go back to "normal" at some point. Energy infrastructure showed its resiliency against an extraordinary backdrop. From pre-pandemic 2019 through most of 2020, the EBITDA1 of the AMNA constituents was essentially flat, as asset diversification, contractual protections, and aggressive cost rationalization protected against volumetric declines.

Moreover, earnings season was replete with guidance revisions upwards and stock buyback announcements made possible by excess free cash flow.2 Although EBITDA was effectively flat year-over-year, reduced producer activity drove midstream3 capital expenditures down by over 25% (for AMNA constituents), meaning "free cash flow" improved in the COVID environment. In our view, energy infrastructure companies are leaner, meaner, and cleaner than ever before. Armed with free cash flow and even more defensible dividend policies, we believe the asset class is not only positioned to benefit as the COVID era fades, but that it may also be positioned much better should it linger.

Contributors

•  The Fund's relative underweight positioning in a group of refined products transportation companies was the largest positive group contributor vs. the AMZ during the quarter.

•  The Fund's positioning in a group of crude-oriented gathering and processing companies was the second largest positive group contributor.

o  In particular, the Fund's relative overweight to Targa Resources Corp. (NYSE: TRGP) was the largest positive individual contributor to the Fund's performance vs. the AMZ during the quarter.

Detractors

•  The Fund's relative overweight positioning in a group of natural gas-focused companies was the largest group detractor vs. the AMZ during the quarter.

•  The Fund's ownership of large Canadian companies, TC Energy Corp. (NYSE: TRP) and Enbridge, Inc. (NYSE: ENB), which are not in the AMZ, also contributed to the Fund's underperformance during the quarter.

Fiscal Second Quarter (January – March 2021)

Midstream energy equities turned the page on a tumultuous 2020 and opened 2021 with a solid first-quarter of performance despite pandemic-related shutdown complications still rippling through the global economy. The macro backdrop included a swift move higher in U.S. interest rates, accommodating moves from OPEC+4 (with a cautious outlook from Saudi Arabia), increased chatter about a medium-term crude oil super-cycle,5 the outperformance of value stocks vs. growth stocks,6 headlines related to oil & gas policies from the new Biden administration, and increasing vaccinations domestically, all while the coldest cold snap in Texas in nearly 30 years roiled local gas and power markets.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Midstream oil & gas businesses continued to react swiftly in responding to the changing environment. With the most recent earnings cycle behind us, we can finally put a bow on 2020 operational performance. We think the results provide a compelling blueprint for the near-term path forward for companies in the Brookfield Energy Infrastructure (BEI) midstream universe,7 which generated cash flow just 4% shy of pre-COVID EBITDA guidance, on average, despite what we hope was a once-in-a-generation swat to crude oil demand and some meaningful changes to consumption habits for at least a short period of time. Growth capital expenditures for the group were cut by more than 30% vs. pre-COVID guidance, which resulted in approximately $5 billion higher free cash flow before dividends vs. pre-COVID expectations. Management teams are choosing to allocate this excess cash to de-lever further or institute share buyback programs, in some cases.8

Contributors

•  The Fund's positioning in Independent Canadian companies which are not in the AMZ was the largest contributor to performance.

•  The Fund's positioning in a family of liquefied natural gas companies was the second largest contributor to performance.

Detractors

•  The Fund's positioning in a group of crude-oriented gathering and processing companies was the largest group detractor.

o  In particular, the Fund's relative overweight to Targa Resources Corp. (NYSE: TRGP) was the second largest individual detractor to the Fund's performance vs. the AMZ during the quarter.

•  The Fund's relative overweight positioning in a group of natural gas-focused companies was the second largest group detractor vs. the AMZ during the quarter.

Fiscal Third Quarter (April – June 2021)

The second quarter of 2021 (the Fund's fiscal third quarter) was the third positive quarter in a row for the midstream sector, with U.S. midstream securities again performing well alongside crude. The U.S. crude oil benchmark West Texas Intermediate (WTI) reached a 32-month high, amid strengthening supply-demand fundamentals and expectations that OPEC+ will continue to keep supply off the market.

During the quarter, OPEC+ still controlled an estimated 8 million barrels per day (MMBPD) in excess production capacity, generally enabling global crude oil and refined products inventories to decrease to levels near five-year high-low ranges as demand picked up amid global economic re-openings.9 U.S. oil & gas producers appeared to be adhering to capital discipline plans more focused on corporate returns and returning cash to shareholders than on absolute production growth, which had often been the target in prior years.

Resilient global demand for natural gas and natural gas liquids (NGLs) helped offset impacts from lower demand for refined products, as liquefied natural gas (LNG) and NGL exports again set quarterly records.10 Finally, the first-quarter earnings reporting season proved to be a monumental one for the sector—windfall earnings related to Winter Storm Uri for a handful of companies completely offset negative impacts to 2020 earnings from COVID.11

Contributors

•  The Fund's positioning in a group of gathering & processing ("G&P") companies was the largest positive group contributor vs. the AMZ during the quarter.

o  In particular, the Fund's relative overweight to Targa Resources Corp. (NYSE: TRGP) was the largest positive individual contributor to the Fund's performance vs. the AMZ during the quarter.

•  The Fund's relative underweight to a group of companies focused on refined products was the second-largest group contributor relative performance vs. the AMZ.

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Detractors

•  The Fund's positioning in natural gas-focused companies contributed to approximately 90% of the relative underperformance during the quarter vs. the AMZ.

o  Stock selection within this group, particularly the Fund's relative exposure to Equitrans Midstream Corp. (NYSE: ETRN) explains the bulk of the natural gas group's underperformance vs. the AMZ.

o  ETRN's marquee project, the Mountain Valley Pipeline ("MVP"), continues to experience regulatory delays. We remain confident the project will be completed in 2022 based on current regulatory analysis.

•  The Fund's ownership of large Canadian companies, TC Energy Corp. (NYSE: TRP) and Enbridge, Inc. (NYSE: ENB), which are not in the AMZ, also contributed to the Fund's underperformance during the quarter.

Fiscal Fourth Quarter (July – September 2021)

The third quarter of 2021 (the Fund's fiscal fourth quarter) was the first negative quarter for the midstream sector since the same period last year. The most notable story in the energy sector over the last three months was the steep rise in natural gas prices. In the U.S., natural gas prices increased approximately 50% during the quarter to more than $5.00 per one million British thermal unit (MMBtu)—a price level not seen outside of winter since 2009.12 Resilient global demand for natural gas and a lack of sufficient available supplies have created a short-term energy crunch. Gas inventory levels in regions like the U.S. and Europe are below five-year norms, potentially threatening energy reliability and relatively cheap access to heating fuels. The precarious global storage situation pushed the Asian liquid natural gas (LNG) benchmark price north of $30 per MMBtu—a level not seen before, according to Bloomberg.13

The tight supply-demand environment for natural gas at the end of quarter was not an anomaly in energy markets: prices for natural gas liquids (NGLs) increased by more than 25% during the third quarter due to similarly tight market fundamentals. Prices for heating supplies like propane, for example, increased by 33% during the quarter.14 Meanwhile, demand for key refined products in the U.S. stood just 1% below 2019 levels, according to weekly EIA data at the end of Q3,15 suggesting there has been no structural demand destruction related to COVID.

The second-quarter earnings season was another good one for midstream companies. Strong volumes out of areas like the Permian, the Northeast, and Haynesville continue to help explain the stability and diversity of cash flows generated by the midstream sector in the face of lower overall domestic crude production.

Contributors

•  The Fund's positioning in a group of natural gas-focused companies was the largest positive group contributor vs. the AMZ during the quarter.

o  The Fund's relative overweight to Equitrans Midstream Corp. (NYSE: ETRN) was the largest positive individual contributor to the Fund's performance vs. the AMZ during Q3, a reversal of ETRN's negative attribution during the previous quarter.

•  The Fund's relative overweight to a group of large Canadian companies was the second-largest positive group contributor to third quarter relative performance vs. the AMZ.

•  The Fund's ownership of Cheniere Energy, Inc. (NYSE: LNG) was the third-largest positive individual attributor for the Fund during Q3, and the Fund's positioning in LNG companies (entirely in LNG) was the third-largest group contributor to performance vs. the AMZ.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Detractors

•  The Fund did not have any major detractors by group vs. the AMZ during the quarter.

•  The largest negative individual attributors vs. the AMZ during the third quarter included the Fund's relative under-ownership of three gatherers & processors: EnLink Midstream LLC (NYSE: ENLC), Western Midstream Partners LP (NYSE: WES), and Hess Midstream LP (NYSE: HESM)

1 EBITDA represents earnings before interest, taxes, depreciation and amortization.

2 Free cash flow (FCF) represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.

3 Midstream energy securities refer to companies that perform a variety of activities, including processing, storing and transporting oil, natural gas and natural gas liquids (NGLs).

4 The Organization of Petroleum Exporting Countries (OPEC) Plus (OPEC+), an entity that includes the 13 members of OPEC and their allies.

5 An extended period of prices rising above the long-term trend.

6 Based on a Bloomberg Factors to Watch Movers analysis for the S&P 500 over the year-to-date period ending in 03/31/2021.

7 Sources: Brookfield Energy Infrastructure. Consists of a group of 40 predominantly midstream MLPs and C corporations.

8 Sources: Brookfield Energy Infrastructure, Bloomberg, company filings. Compares 2020 actual results to initial 2020 annual guidance provided by February 29, 2020. If guidance not provided by management, actual results were compared to Bloomberg consensus EBITDA and capital expenditure estimates as of 02/28/2021.

9 "IEA sees OPEC+ spare capacity gaining slightly in 2022," Reuters, June 11, 2021.

10 According to Bloomberg and Bloomberg New Energy Finance, as of 7/6/21.

11 According to management, consensus, and Brookfield Energy Infrastructure estimates.

12 Natural gas price represented by NYMEX priced at Henry Hub. Bloomberg as of 9/30/21.

13 Based on JK1 Comdty in Bloomberg as of 9/30/21 taking back to maximum weekly price history on 1/1/2011.

14 Source: Bloomberg as of 9/30/21.

15 Source: EIA as of 9/30/21 (https://www.eia.gov/petroleum/supply/weekly/). Key refined products include motor gasoline, distillate, and jet fuel.

AVERAGE ANNUAL TOTAL RETURNS

As of September 30, 2021[1]	1 Year	5 Years	10 Years	Since Inception*
Class A (Excluding Sales Charges)	77.31%	-4.29%	-0.13%	-0.03%
Class A (Including Sales Charges)	69.13%	-5.42%	-0.72%	-0.58%
Class C (Excluding Sales Charges)	75.46%	-5.04%	-0.89%	-0.82%
Class C (Including Sales Charges)	74.46%	-5.04%	-0.89%	-0.82%
Class I Shares	77.63%	-4.09%	0.10%	0.17%
Alerian Midstream Energy Index	66.90%	N/A2	N/A2	N/A2
Alerian MLP Index	84.63%	-2.42%	1.21%	0.92%
S&P 500 Index	30.00%	16.90%	16.63%	14.42%

*  Class A, Class C and Class I Shares were incepted on December 31, 2010. Returns for Class I Shares prior to February 5, 2018 reflect the performance of the Predecessor Fund's Institutional Class Shares (defined below). As of the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast MLP Focus Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). As a result of the Reorganization, shareholders of the Predecessor Fund's Class A and Class C Shares received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund's Institutional Class Shares received Class Y Shares of the Fund. In addition, as a result of the Reorganization, the Fund's Class A and Class C Shares adopted the Predecessor Fund's Class A and Class C Shares' performance and accounting history, and the Fund's Class Y Shares adopted the Predecessor Fund's Institutional Class Shares' performance and accounting history. Performance information for the Fund's Class I Shares reflects the performance history of the Predecessor Fund's Institutional Share Class. On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of Center Coast Brookfield Midstream Focus Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On April 6, 2021, shareholders in the Legacy Class I Shares redeemed all shares. Following the close of business on April 30, 2021, the Fund's Class Y Shares (the "Legacy Class Y Shares") were renamed "Class I Shares" (the "Class I Shares"). The Fund's new Class I Shares adopted the Legacy Class Y Share's performance and accounting history.

1  All returns shown in USD.

2  Data for the Alerian Midstream Energy Index is unavailable prior to its inception date of June 25, 2018.

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

The graph below illustrates a hypothetical investment of $10,000 in the Fund—Class I Shares from the commencement of investment operations on December 31, 2010 to September 30, 2021 compared to the Alerian MLP Index and S&P 500 Index and from June 25, 2018 (inception of index) to September 30, 2021 compared to the Alerian Midstream Energy Index.

The table and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced. For periods prior to the Reorganization (defined below), performance shown including sales charge reflects the Class A maximum sales charge of 5.75% of the Predecessor Fund (defined below). For periods following the Reorganization, performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. Performance data excluding sales charge does not reflect the deduction of the sales charge and if reflected, the sales charge or fee would reduce the performance quoted. On purchases of Class A Shares, no sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on redemptions made within 18 months of the purchase. If imposed, the CDSC is based on the original cost of the shares redeemed. Class C Shares are subject to a CDSC of 1.00% when redeemed within 12 months of the purchase.

Mutual fund investing involves risk. Principal loss is possible. Investing in Master Limited Partnerships ("MLPs") involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund's investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase volatility. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

in buying or selling. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities.

Unlike most other open-end mutual funds, the Fund will be taxable as a regular corporation, or "C" corporation. Consequently, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, on a daily basis the Fund's net asset value per share ("NAV") will include a deferred tax expense (which reduces the Fund's NAV) or asset (which increases the Fund's NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund's deferred tax expense or asset is based on estimates that could vary dramatically from the Fund's actual tax liability/benefit and, therefore, could have a material impact on the Fund's NAV. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations.

Past performance is no guarantee of future results. The Center Coast Brookfield Midstream Focus Fund is managed by Brookfield Public Securities Group LLC.

The Fund is not required to make distributions and in the future could decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate it receives from the MLPs in which it invests. It is expected that a portion of the distributions will be considered tax deferred return of capital (ROC). ROC is tax deferred and reduces the shareholder's cost basis (until the cost basis reaches zero); and when the Fund shares are sold, if the result is a gain, it would then be taxable to the shareholder at the capital gains rate. Any portion of distributions that are not considered ROC are expected to be characterized as qualified dividends for tax purposes. Qualified dividends are taxable in the year received and do not serve to reduce the shareholder's cost basis. The portion of the Fund's distributions that are considered ROC may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions. An investment in the Fund may not receive the same tax advantages as a direct investment in the MLP. Because deferred tax liability is reflected in the daily NAV, the Fund's after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

The outbreak of an infectious respiratory illness caused by a novel coronavirus known as "COVID-19" is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund's investments and the performance of the Fund. Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil-producing countries. These developments have and may continue to adversely impact the Fund's NAV.

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

As of the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast Midstream Focus Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). The Fund is a newly created series of Brookfield Investment Funds, which has the same investment objective and substantially similar investment strategies and policies as the Predecessor Fund. As a result of the Reorganization, shareholders of the Predecessor Fund's Class A and Class C Shares received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund's Institutional Class Shares received Class I Shares of the Fund. In addition, as a result of the Reorganization, the Fund's Class A and Class C Shares adopted the Predecessor Fund's Class A and Class C Shares' performance and accounting history, and the Fund's Class I Shares adopted the Predecessor Fund's Institutional Class Shares' performance and accounting history.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On April 6, 2021, shareholders in the Legacy Class I Shares redeemed all shares. Following the close of business on April 30, 2021, the Fund's Class Y Shares (the "Legacy Class Y Shares") were renamed "Class I Shares" (the "Class I Shares"). The Fund's new Class I Shares adopted the Legacy Class Y Share's performance and accounting history.

The gross expense ratio in the prospectus dated January 28, 2021 is 1.50% for Class A Shares, 2.25% for Class C Shares and 1.25% for Class I Shares, as applicable to investors respectively.

The Fund's gross and net expense ratios excluding the current tax expense in the financial highlights of this report are as follows: Class A is 1.50% and 1.46%, Class C is 2.25% and 2.21% and Class I is 1.25% and 1.21%, respectively for the fiscal year ended September 30, 2021.

The Adviser has contractually agreed to waive and/or reimburse the Fund's expenses through February 2, 2022. There is no guarantee that such reimbursement will be continued after that date.

The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total return basis (AMZX).

The S&P 500 Index is an equity index of 500 widely held, large-capitalization U.S. companies.

These indices do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Center Coast Brookfield Midstream Focus Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings as of September 30, 2021.

Total return figures include the reinvestment of dividends and capital gains, and as the Fund is taxable as a "C" corporation performance is net of federal, state and local taxes paid by the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2021 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Portfolio Characteristics (Unaudited)

September 30, 2021

Asset Allocation by Sector	Percent of Total Investments
Master Limited Partnerships
Pipeline Transportation | Petroleum	25.9%
Pipeline Transportation | Natural Gas	14.5%
Gathering & Processing	5.2%
Renewables	1.0%
Total Master Limited Partnerships	46.6%
Common Stocks
Gathering & Processing	27.7%
Pipeline Transportation | Petroleum	10.4%
Pipeline Transportation | Natural Gas	10.4%
Liquefaction	4.0%
Total Common Stocks	52.5%
Money Market Fund	0.9%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Plains All American Pipeline LP	8.2%
The Williams Companies, Inc.	8.1%
Energy Transfer LP	8.1%
MPLX LP	8.0%
Enbridge, Inc.	7.8%
Targa Resources Corp.	6.9%
Kinder Morgan, Inc.	6.5%
Enterprise Products Partners LP	6.4%
Equitrans Midstream Corp.	5.7%
Western Midstream Partners LP	4.2%

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Schedule of Investments

September 30, 2021

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 46.8%
Gathering & Processing – 5.2%
DCP Midstream LP	396,855	$11,203,217
Western Midstream Partners LP	2,233,506	46,814,286
Total Gathering & Processing		58,017,503
Pipeline Transportation | Natural Gas – 14.5%
Energy Transfer LP	9,433,371	90,371,694
Enterprise Products Partners LP	3,318,450	71,811,258
Total Pipeline Transportation | Natural Gas		162,182,952
Pipeline Transportation | Petroleum – 26.1%
Holly Energy Partners LP	555,511	10,182,517
Magellan Midstream Partners LP	922,725	42,057,805
MPLX LP	3,138,605	89,356,084
NuStar Energy LP	688,098	10,830,662
Phillips 66 Partners LP	1,184,103	42,450,093
Plains All American Pipeline LP	8,992,828	91,457,061
Shell Midstream Partners LP	372,012	4,378,581
Total Pipeline Transportation | Petroleum		290,712,803
Renewables – 1.0%
Enviva Partners LP	206,363	11,162,175
Total MASTER LIMITED PARTNERSHIPS (Cost $607,263,084)		522,075,433
COMMON STOCKS – 52.7%
Gathering & Processing – 27.8%
DT Midstream, Inc.	634,634	29,345,476
Equitrans Midstream Corp.	6,260,744	63,483,944
Hess Midstream LP	332,281	9,373,647
Keyera Corp. (u)	1,109,567	27,918,759
Rattler Midstream LP	982,777	11,537,802
Targa Resources Corp.	1,572,438	77,379,674
The Williams Companies, Inc.	3,514,509	91,166,363
Total Gathering & Processing		310,205,665
Liquefaction – 4.1%
Cheniere Energy, Inc. (n)	466,407	45,553,972
Pipeline Transportation | Natural Gas – 10.4%
Kinder Morgan, Inc.	4,339,167	72,594,264
TC Energy Corp. (u)	907,571	43,645,089
Total Pipeline Transportation | Natural Gas		116,239,353
Pipeline Transportation | Petroleum – 10.4%
Enbridge, Inc. (u)	2,190,417	87,178,597
Pembina Pipeline Corp. (u)	920,691	29,176,698
Total Pipeline Transportation | Petroleum		116,355,295
Total COMMON STOCKS (Cost $480,568,145)		588,354,285

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Schedule of Investments (continued)

September 30, 2021

	Shares	Value
MONEY MARKET FUND – 0.9%
First American Treasury Obligations Fund, X Class, 0.01% (y)	10,221,449	$10,221,449
Total MONEY MARKET FUND (Cost $10,221,449)		10,221,449
Total Investments – 100.4% (Cost $1,098,052,678)		1,120,651,167
Liabilities in Excess of Other Assets – (0.4%)		(4,414,441)
TOTAL NET ASSETS – 100.0%		$1,116,236,726

LP  —  Limited Partnership

(n)  —  Non-income producing security.

(u)  —  Foreign security or a U.S. security of a foreign company.

(y)  —  The rate quoted is the annualized seven-day yield as of September 30, 2021.

See Notes to Financial Statements.

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Statement of Assets and Liabilities

September 30, 2021

Assets:
Investments in securities, at value (cost $1,098,052,678)	$1,120,651,167
Receivable for investments sold	1,652,245
Receivable for fund shares sold	640,813
Dividends and interest receivable	1,368,577
Prepaid expenses	106,645
Total assets	1,124,419,447
Liabilities:
Payable for investments purchased	3,232,883
Payable for fund shares purchased	1,174,294
Payable for current income taxes (Note 3)	636,594
Distribution fees payable	1,475,583
Investment advisory fees payable, net (Note 4)	1,054,856
Trustees' fees payable	16,912
Accrued expenses	591,599
Total liabilities	8,182,721
Commitments and contingencies (Note 9)
Net Assets	$1,116,236,726
Composition of Net Assets:
Paid-in capital	2,157,816,782
Accumulated losses	(1,041,580,056)
Net assets applicable to capital shares outstanding	$1,116,236,726
Net Assets
Class A Shares — Net Assets	$238,520,444
Shares outstanding	59,978,357
Net asset value and redemption price per share	$3.98
Offering price per share based on a maximum sales charge of 4.75%	$4.18
Class C Shares — Net Assets	$160,637,679
Shares outstanding	47,087,082
Net asset value and redemption price per share	$3.41
Class I Shares — Net Assets	$717,078,603
Shares outstanding	173,475,944
Net asset value and redemption price per share	$4.13

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Statement of Operations

For the Fiscal Year Ended September 30, 2021

Investment Income:
Dividends and distributions from unaffiliated issuers (net of foreign withholding tax of $1,614,982)	$78,176,193
Interest	2,514
Less return of capital on distributions from unaffiliated issuers	(59,942,851)
Total investment income	18,235,856
Expenses:
Investment advisory fees (Note 4)	10,409,913
Administration fees (Note 4)	851,303
Distribution fees — Class A	540,970
Distribution fees — Class C	1,640,672
Transfer agent fees	623,589
Fund accounting and sub-administration fees	265,664
Trustees' fees	206,794
Audit and tax services	137,834
Registration fees	130,415
Insurance	123,836
Legal fees	107,820
Miscellaneous	83,390
Reports to shareholders	70,354
Custodian fees	47,202
Total operating expenses	15,239,756
Less expenses waived by the investment adviser (Note 4)	(462,120)
Net expenses	14,777,636
Net investment income before taxes	3,458,220
Current income tax refund (Note 3)	17,208,361
Net investment income	20,666,581
Net realized gain (loss) on:
Investments in unaffiliated issuers	83,501,495
Investments in affiliated issuers	(222,900)
Foreign currency transactions	38,297
Net realized gain	83,316,892
Net change in unrealized appreciation on:
Investments in unaffiliated issuers	457,779,686
Investments in affiliated issuers	1,141,953
Foreign currency translations	9,400
Net change in unrealized appreciation	458,931,039
Net realized and unrealized gain	542,247,931
Net increase in net assets resulting from operations	$562,914,512

See Notes to Financial Statements.

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended September 30, 2021	For the Fiscal Year Ended September 30, 2020
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$20,666,581	$(19,521,303)
Net realized gain (loss)	83,316,892	(598,159,043)
Net unrealized appreciation (depreciation)	458,931,039	(484,144,444)
Net increase (decrease) in net assets resulting from operations	562,914,512	(1,101,824,790)
Distributions to Shareholders:
From distributable earnings:
Class A shares	(20,873,279)	—
Class C shares	(18,638,358)	—
Class I shares	(61,951,618)	—
Legacy Class I shares (Note 1)	(10)	—
From return of capital:
Class A shares	—	(32,358,499)
Class C shares	—	(42,818,712)
Class I shares	—	(126,909,097)
Legacy Class I shares (Note 1)	—	(23)
Total distributions	(101,463,265)	(202,086,331)
Capital Share Transactions (Note 6):
Subscriptions	258,847,563	915,013,074
Reinvestment of distributions	96,662,673	195,261,938
Redemptions	(501,655,655)	(1,307,609,038)
Net decrease in net assets from capital share transactions	(146,145,419)	(197,334,026)
Total increase (decrease) in net assets	315,305,828	(1,501,245,147)
Net Assets:
Beginning of year	800,930,898	2,302,176,045
End of year	$1,116,236,726	$800,930,898

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Financial Highlights

	For the Fiscal Year Ended September 30,			For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class A	2021	2020	2019	2018[2]	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$2.48	$5.96	$7.21	$7.03	$8.23	$8.30
Income from Investment Operations:
Net investment income (loss)[1]	0.06	(0.06)	(0.04)	(0.07)	(0.11)	(0.05)
Return of capital[1]	0.15	0.24	0.46	0.33	0.38	0.37
Net realized and unrealized gain (loss)[1,3]	1.63	(3.11)	(0.99)	0.43	(0.79)	0.29
Total from investment operations	1.84	(2.93)	(0.57)	0.69	(0.52)	0.61
Distributions to Shareholders:
From distributable earnings	(0.34)	—	(0.14)	(0.16)	—	—
From return of capital	—	(0.55)	(0.54)	(0.35)	(0.68)	(0.68)
Total distributions to shareholders*	(0.34)	(0.55)	(0.68)	(0.51)	(0.68)	(0.68)
Net asset value, end of period	$3.98	$2.48	$5.96	$7.21	$7.03	$8.23
Total Return†	77.31%	-51.51%	-8.02%	10.26%[7]	-6.88%	8.17%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$238,520	$153,189	$362,375	$388,010	$369,684	$451,900
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	(0.15)%	2.96%	1.47%	1.47%[8]	1.44%	1.46%
Before expense reimbursement/waivers, current and deferred tax expense	1.50%	1.50%	1.47%	1.47%[8]	1.44%	1.46%
Expense reimbursement/waivers	(0.04)%	(0.04)%	(0.01)%	(0.01)%[8]	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax expense	1.46%	1.46%	1.46%	1.46%[8]	1.44%	1.46%
Deferred tax expense (benefit)[4,5]	—%	—%	—%	—%[8]	—%	5.61%
Total expense (benefit) before current tax expense	1.46%	1.46%	1.46%	1.46%[8]	1.44%	7.07%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	0.16%	(0.12)%	(0.62)%	(1.13)%[8]	(1.39)%	(1.10)%
Expense reimbursement/waivers	0.04%	0.04%	0.01%	0.01%[8]	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	0.20%	(0.08)%	(0.61)%	(1.12)%[8]	(1.39)%	(1.10)%
Deferred tax benefit[5,6]	—%	—%	—%	—%[8]	0.09%	0.41%
Net income (loss) before current tax expense	0.20%	(0.08)%	(0.61)%	(1.12)%[8]	(1.30)%	(0.69)%
Portfolio turnover rate	48%	80%	57%	35%[7]	32%	60%

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

*  Distributions for annual periods determined in accordance with federal income tax regulations.

1  Per share amounts presented are based on average shares outstanding throughout the period indicated.

2  Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.

3  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

4  Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).

5  The deferred tax expense and deferred tax benefit are allocated based on average net assets.

6  Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

7  Not annualized.

8  Annualized.

See Notes to Financial Statements.

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Financial Highlights

	For the Fiscal Year Ended September 30,			For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class C	2021	2020	2019	2018[2]	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$2.17	$5.37	$6.61	$6.54	$7.75	$7.91
Income from Investment Operations:
Net investment income (loss)[1]	0.04	(0.07)	(0.08)	(0.10)	(0.16)	(0.11)
Return of capital[1]	0.13	0.22	0.42	0.30	0.36	0.35
Net realized and unrealized gain (loss)[1,3]	1.41	(2.80)	(0.90)	0.38	(0.73)	0.28
Total from investment operations	1.58	(2.65)	(0.56)	0.58	(0.53)	0.52
Distributions to Shareholders:
From distributable earnings	(0.34)	—	(0.14)	(0.16)	—	—
From return of capital	—	(0.55)	(0.54)	(0.35)	(0.68)	(0.68)
Total distributions to shareholders*	(0.34)	(0.55)	(0.68)	(0.51)	(0.68)	(0.68)
Net asset value, end of period	$3.41	$2.17	$5.37	$6.61	$6.54	$7.75
Total Return†	75.46%	-51.78%	-8.63%	9.31%[7]	-7.44%	7.40%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$160,638	$142,354	$470,088	$637,182	$660,663	$796,542
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	0.68%	3.50%	2.22%	2.22%[8]	2.19%	2.21%
Before expense reimbursement/waivers, current and deferred tax expense	2.25%	2.25%	2.22%	2.22%[8]	2.19%	2.21%
Expense reimbursement/waivers	(0.04)%	(0.04)%	(0.01)%	(0.01)%[8]	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax expense	2.21%	2.21%	2.21%	2.21%[8]	2.19%	2.21%
Deferred tax expense (benefit)[4,5]	—%	—%	—%	—%[8]	—%	5.61%
Total expense (benefit) before current tax expense	2.21%	2.21%	2.21%	2.21%[8]	2.19%	7.82%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	(0.45)%	(0.87)%	(1.37)%	(1.88)%[8]	(2.14)%	(1.85)%
Expense reimbursement/waivers	0.04%	0.04%	0.01%	0.01%[8]	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	(0.41)%	(0.83)%	(1.36)%	(1.87)%[8]	(2.14)%	(1.85)%
Deferred tax benefit[5,6]	—%	—%	—%	—%[8]	0.09%	0.41%
Net income (loss) before current tax expense	(0.41)%	(0.83)%	(1.36)%	(1.87)%[8]	(2.05)%	(1.44)%
Portfolio turnover rate	48%	80%	57%	35%[7]	32%	60%

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

*  Distributions for annual periods determined in accordance with federal income tax regulations.

1  Per share amounts presented are based on average shares outstanding throughout the period indicated.

2  Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.

3  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

4  Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).

5  The deferred tax expense and deferred tax benefit are allocated based on average net assets.

6  Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

7  Not annualized.

8  Annualized.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Financial Highlights

	For the Fiscal Year Ended September 30,			For the Ten Month Period Ended September 30,	For the Fiscal Year Ended November 30,
Class I (Note 1)	2021	2020	2019	2018[2]	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$2.56	$6.12	$7.36	$7.16	$8.34	$8.38
Income from Investment Operations:
Net investment income (loss)[1]	0.08	(0.04)	(0.02)	(0.05)	(0.09)	(0.03)
Return of capital[1]	0.16	0.25	0.47	0.33	0.39	0.38
Net realized and unrealized gain (loss)[1,3]	1.67	(3.22)	(1.01)	0.43	(0.80)	0.29
Total from investment operations	1.91	(3.22)	(0.56)	0.71	(0.50)	0.64
Distributions to Shareholders:
From distributable earnings	(0.34)	—	(0.14)	(0.16)	—	—
From return of capital	—	(0.55)	(0.54)	(0.35)	(0.68)	(0.68)
Total distributions to shareholders*	(0.34)	(0.55)	(0.68)	(0.51)	(0.68)	(0.68)
Net asset value, end of period	$4.13	$2.56	$6.12	$7.36	$7.16	$8.34
Total Return†	77.63%	-51.47%	-7.70%	10.35%[7]	-6.53%	8.46%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$717,079	$505,389	$1,469,712	$1,568,976	$1,490,129	$1,353,904
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	(0.42)%	2.51%	1.22%	1.22%[8]	1.19%	1.21%
Before expense reimbursement/waivers, current and deferred tax expense	1.25%	1.25%	1.22%	1.22%[8]	1.19%	1.21%
Expense reimbursement/waivers	(0.04)%	(0.04)%	(0.01)%	(0.01)%[8]	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax expense	1.21%	1.21%	1.21%	1.21%[8]	1.19%	1.21%
Deferred tax expense (benefit)[4,5]	—%	—%	—%	—%[8]	—%	5.61%
Total expense (benefit) before current tax expense	1.21%	1.21%	1.21%	1.21%[8]	1.19%	6.82%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	0.52%	0.13%	(0.37)%	(0.88)%[8]	(1.14)%	(0.85)%
Expense reimbursement/waivers	0.04%	0.04%	0.01%	0.01%[8]	—%	—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	0.56%	0.17%	(0.36)%	(0.87)%[8]	(1.14)%	(0.85)%
Deferred tax benefit[5,6]	—%	—%	—%	—%[8]	0.09%	0.41%
Net income (loss) before current tax expense	0.56%	0.17%	(0.36)%	(0.87)%[8]	(1.05)%	(0.44)%
Portfolio turnover rate	48%	80%	57%	35%[7]	32%	60%

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

*  Distributions for annual periods determined in accordance with federal income tax regulations.

1  Per share amounts presented are based on average shares outstanding throughout the period indicated.

2  Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.

3  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

4  Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).

5  The deferred tax expense and deferred tax benefit are allocated based on average net assets.

6  Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

7  Not annualized.

8  Annualized.

See Notes to Financial Statements.

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements

September 30, 2021

1.  Organization

Brookfield Investment Funds (the "Trust") was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of seven separate investment series as of September 30, 2021. Center Coast Brookfield Midstream Focus Fund (the "Fund''), a series of the Trust, is a non-diversified open-end management investment company.

The Fund currently has three classes of shares: Class A, Class C and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A Shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). On April 6, 2021, shareholders in the Legacy Class I Shares redeemed all shares. Following the close of business on April 30, 2021, the Fund's Class Y Shares (the "Legacy Class Y Shares") were renamed "Class I Shares" (the "Class I Shares"). The Fund's new Class I Shares adopted the Legacy Class Y Share's performance and accounting history.

Brookfield Public Securities Group LLC (the "Adviser"), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

The Fund's primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurance can be given that the Fund's investment objective will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Board has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2021

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of September 30, 2021:

	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$522,075,433	$—	$—	$522,075,433
Common Stocks	588,354,285	—	—	588,354,285
Money Market Fund	10,221,449	—	—	10,221,449
Total Investments	$1,120,651,167	$—	$—	$1,120,651,167

For further information regarding security characteristics, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2021

on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. A distribution received from the Fund's investments in master limited partnerships ("MLP") generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund's taxable income (and earnings and profits), but those deductions may be recaptured in the Fund's taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund's shareholders may be taxable.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to more than one Fund in the Trust and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for class-specific expenses.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within "Transfer agent fees" in the Statement of Operations.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2021

Distributions to Shareholders: The Fund's dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a variable rate on a quarterly basis. The distribution payments will be fixed each quarter to maintain a stable distribution rate for such quarter, after which the distribution rate will be adjusted on a quarterly basis at a rate that is approximately equal to the distribution rate the Fund receives from the MLPs and other securities in which it invests, including income, if any, without offset for the expenses of the Fund. The amount of the Fund's distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Fund's distributions also give consideration to the estimated future cash flows of investments held by the Fund. The Fund is not required to make such distributions and, consequently, the Fund could decide, at its discretion, not to make such distributions or not to make distributions in the amount described above because of market or other conditions affecting or relevant to the Fund.

Distributions, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary or qualified income) or distribution (return of capital). This estimate is based on the Fund's operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund's investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. For the fiscal year ended September 30, 2021, the Fund estimates that its distributions will be largely characterized as qualified dividend income. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2022.

The portion of the Fund's distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund's Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund's strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund's distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These differences between book-basis and tax-basis are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

New Accounting Pronouncements: In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund's financial statements and disclosures. The Fund did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 and ASU No. 2021-01 during the fiscal year ended September 30, 2021.

Other Matters: The outbreak of an infectious respiratory illness caused by a novel coronavirus known as "COVID-19" is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates.

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2021

These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund's investments and the performance of the Fund. Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil-producing countries. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. These developments have and may continue to adversely impact the Fund's NAV.

3.  Federal Income Tax Information

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. The Fund's net deferred tax asset balance is continued to be completely offset by a full valuation allowance. The Fund is currently using an estimated tax rate of 1.55% for state and local tax.

The Fund's income tax provision consists of the following for the fiscal year ended September 30, 2021:

Deferred tax expense (benefit):
Federal	$113,268,809
State	9,012,936
Change in valuation allowance	(122,281,745)
Total deferred tax expense	$—

Total income tax expense (benefit) for the Fund differs from the amount computed by applying the federal statutory income tax rate of 21% net investment income (loss) and realized and unrealized gain (loss) on investments for the fiscal year ended September 30, 2021, as follows:

Amount
Application of statutory income tax rate	$114,598,292
State income taxes net of federal benefit	8,454,579
Effect of permanent & temporary differences	(771,126)
Change in valuation allowance	(122,281,745)
Total income tax expense	$—

The Fund is structured and taxed as a C Corporation, which requires estimation of taxable income and payment of any estimated taxes to the IRS. Estimates are made with the best information available, and are subject to change. The Fund paid estimated taxes of $17,208,361 throughout the calendar year in 2020. In conjunction with filing the Fund's 2020 tax return, final MLP K-1 information was used, as opposed to estimates. The final depreciation recapture information on the K-1's was significantly lower than the estimated amounts used in the previously submitted tax estimate payments. As a result, the full amount of the 2020 estimated payments made for the Fund were refunded in 2021.

For the fiscal year ended September 30, 2021, the Fund's effective tax rate of 0.00% differed from the combined federal and state statutory tax rate of 22.55% mainly due to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2021

assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.

Components of the Fund's deferred tax assets and liabilities as of September 30, 2021 are as follows:

Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$2,054,919
Capital loss carryforward (tax basis)	151,345,496
Valuation allowance	(103,365,666)
Total deferred tax assets	50,034,749
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(50,034,749)
Total net deferred tax liability	$—

To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund's assessment, it has determined that in the future it is more likely than not that the Fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. As of September 30, 2021, the Fund has determined that a valuation allowance of $103,365,666 was required as reflected in the table above.

In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund's MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset (liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.

From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.

Modifications of the Fund's estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund's NAV, which could be material. Such changes could have a material impact on the Fund's NAV and results of operations with respect to the Fund's shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established. Changes to the Fund's portfolio may cause the Fund to dispose of its

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2021

interests in MLPs, and as a result the Fund may experience recapture of past depreciation deductions and incur associated ordinary income. This income recapture may be in excess of the Fund's operating losses, creating potential current income tax due for the Fund, even if disposals are made at a loss. Significant changes to the portfolio related to shareholder redemptions or changes in investment strategy have the potential to have a material effect on the amount of depreciation recapture incurred, and may result in material changes to the Fund's expected income tax liability.

The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of September 30, 2021, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

As of September 30, 2021, the Fund had net operating loss carryforwards for federal income tax purposes of $9,113,010, which do not expire.

As of September 30, 2021, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date:	Amount
9/30/2024	$72,099,174
9/30/2025	599,077,105
Total	$671,176,279

As of September 30, 2021, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$883,186,367	$257,483,312	$(20,018,512)	$237,464,800

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income (loss) from MLP K-1s, which is treated as an increase (decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.

4.  Investment Advisory Agreement and Related Party Transactions

The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund's average daily net assets.

Pursuant to an operating expense limitation agreement (the "Expense Limitation Agreement"), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 1.46% for Class A Shares, 2.21% for Class C Shares and 1.21% for Class I Shares. The Expense

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2021

Limitation Agreement will continue until at least February 2, 2022 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap as of February 2nd of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreement, any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the annual expense cap in effect at the time the waivers and/or reimbursements occurred.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $1,254,662 of which $210,741, $581,801 and $462,120 will expire on September 30, 2022, September 30, 2023 and September 30, 2024, respectively. For the fiscal year ended September 30, 2021, the Adviser did not recoup any expenses.

The Fund has entered into an administration agreement ("Administration Agreement") with the Adviser and a sub-administration agreement with both the Adviser and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Sub-Administrator"). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. Prior to April 30, 2021, for its services under the Administration Agreement, the Adviser received from the Fund an annual fee equal to 0.15% of its average daily net assets, payable monthly in arrears. The Adviser was responsible for any fees due to the Sub-Administrator. Effective April 30, 2021, the Adviser does not receive any compensation for its administration services pursuant to the Administration Agreement and the Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.

5.  Purchases and Sales of Investments

For the fiscal year ended September 30, 2021, purchases and sales of investments, excluding short-term securities and U.S. Government securities, were $479,407,556 and $649,545,734, respectively.

6.  Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers three classes of shares of beneficial interest — "Class A" Shares, "Class C" Shares and "Class I" Shares.

The shares of each series or class participate equally in the earnings, distributions and assets of the particular series or class.

	2021[1]		2020[2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	18,526,571	$63,224,386	18,448,134	$68,961,854
Reinvestment of distributions	5,895,383	19,713,325	8,357,458	30,100,573
Redemptions	(26,245,247)	(91,507,810)	(25,804,458)	(102,262,945)
Net Increase (Decrease)	(1,823,293)	$(8,570,099)	1,001,134	$(3,200,518)

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2021

	2021[1]		2020[2]
Class C	Shares	Amount	Shares	Amount
Subscriptions	4,986,804	$14,416,497	11,085,934	$45,944,499
Reinvestment of distributions	6,224,774	17,894,969	12,698,970	41,246,969
Redemptions	(29,600,171)	(85,981,152)	(45,850,498)	(161,992,545)
Net Decrease	(18,388,593)	$(53,669,686)	(22,065,594)	$(74,801,077)
Class I (Note 1)	Shares	Amount	Shares	Amount
Subscriptions	53,025,816	$181,206,680	220,920,970	$800,106,721
Reinvestment of distributions	17,136,177	59,054,369	33,503,481	123,914,373
Redemptions	(94,080,997)	(324,166,519)	(297,334,876)	(1,043,353,548)
Net Decrease	(23,919,004)	$(83,905,470)	(42,910,425)	$(119,332,454)
Legacy Class I (Note 1)	Shares	Amount	Shares	Amount
Subscriptions	—	$—	—	$—
Reinvestment of distributions	3	10	6	23
Redemptions	(48)	(174)	—	—
Net Increase (Decrease)	(45)	$(164)	6	$23

1 For the Fiscal Year Ended September 30, 2021.

2 For the Fiscal Year Ended September 30, 2020.

7.  Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of September 30, 2021 for the Trust is $100,000,000. Advances are collateralized by a first-priority lien against the Fund's assets. At September 30, 2021, the Fund did not have an amount outstanding on the credit facility and the Fund did not use the credit facility during the fiscal year ended September 30, 2021.

At a Board meeting held on August 25, 2021, the Board approved a new Loan Agreement (the "credit facility") by and between the Trust and the Bank, which became effective as of August 25, 2021. The maximum line of credit was increased from $75,000,000 to $100,000,000 and advances under the credit facility will be made at the sole discretion of the Bank and would be for a maximum of forty-five days.

8.  Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the outstanding voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund's Schedule of Investments (if any). A schedule of the Fund's investments in securities of affiliated issuers held during the fiscal year ended September 30, 2021, is set forth below.

Security Description	Value Beginning of Period[1]	Purchases	Sales Proceeds	Net Realized Loss	Change in Unrealized Appreciation While Affiliated	Return of Capital Distributions	Value End of Period[1]
Rattler Midstream LP1	$17,361,761	$—	$(747,731)	$(222,900)	$1,141,953	$—	$17,533,083

Security Description	Shares Beginning of Period[1]	Purchases	Sales	Shares End of Period[1]
Rattler Midstream LP1	2,917,943	—	(117,131)	2,800,812

1 This security was considered an affiliate during the period October 1, 2020 to November 4, 2020, but is no longer an affiliate at September 30, 2021.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Notes to Financial Statements (continued)

September 30, 2021

9.  Indemnification

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

10.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

On October 21, 2021 and November 18, 2021, the Fund paid a distribution in the amount of $0.0206 per common share.

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that other than the items listed herein, there are no additional events that require recognition or disclosure in the financial statements.

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Report of Independent Registered Public Accounting Firm

September 30, 2021

To the shareholders of Center Coast Brookfield Midstream Focus Fund and the Board of Trustees of Brookfield Investment Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Center Coast Brookfield Midstream Focus Fund (the "Fund"), a series of the Brookfield Investment Funds, including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period from December 1, 2017 through September 30, 2018, the years ended September 30, 2019, 2020 and 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period from December 1, 2017 through September 30, 2018, the years ended September 30, 2019, 2020 and 2021, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended November 30, 2017 were audited by other auditors whose report dated January 29, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Chicago, Illinois
November 23, 2021

We have served as the auditor of one or more Brookfield Public Securities Group LLC's investment companies since 2011.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Liquidity Risk Management Program (Unaudited)

September 30, 2021

The Fund has adopted and implemented a written Liquidity Risk Management Program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Fund's Line of Credit (discussed in Note 7 — Credit Facility). The Board approved the appointment of the Adviser's Trade Management Oversight Working Group as the LRMP administrator (the "Program Administrator").

The Program Administrator is responsible for the general oversight of the LRMP, including, but not limited to, the following: (i) assessing, managing and periodically reviewing (but no less frequently than annually) the Fund's liquidity risk; (ii) overseeing the classification of the liquidity of the Fund's portfolio investments; (iii) reporting to the Board with respect to any highly liquid investment minimum shortfall; (iv) reporting to the Board with respect to illiquid investments in excess of the 15% limitation; and (v) providing an annual report to the Board on the adequacy of the LRMP and the effectiveness of its implementation, including the operation of the highly liquid investment minimum ("HLIM") for the Fund (if applicable), and any material changes to the LRMP.

To comply with Rule 22e-4 and its related liquidity data reporting requirements, the Adviser and the Fund have contracted with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"), to obtain, on a daily basis, access to underlying liquidity data for the Fund in an effort to oversee the daily liquidity and liquidity risk of the Fund, and facilitate Fund reporting on Forms N-PORT, N-CEN and N-LIQUID, as appropriate. The liquidity data received and used by the Program Administrator is produced by a third party vendor which is a leading provider of liquidity and pricing data and related services to the fund industry, including other clients for which the Sub-Administrator provides administrative services. Since the establishment of the LRMP, the Fund has consistently maintained a percentage of highly liquid assets that were significantly above 50%, based on the liquidity classification testing results obtained by the Program Administrator via the third party vendor. Therefore, the Fund is currently exempt from the HLIM requirement and considered to be a "primarily highly liquid fund," as defined in Rule 22e-4. An assessment will be conducted by the Adviser at each regular and off cycle review of liquidity classifications pursuant to the LRMP to determine the Fund's qualification for exemption from establishing an HLIM.

On August 26, 2021, as required by the LRMP and Rule 22e-4, the Program Administrator provided the Board with an annual written report (the "Report") addressing the operation of the LRMP and assessing the adequacy and effectiveness of its implementation during the period from June 1, 2020 through June 30, 2021 (the "Reporting Period"). During the Reporting Period, the Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, the Fund is not required to adopt, and has not adopted, an HLIM as defined in Rule 22e-4. The Fund did not experience any issues meeting shareholder redemptions at any time during the Reporting Period. In the LRMP, the Program Administrator stated that the LRMP operated adequately and effectively to manage the Fund's liquidity risk during the Reporting Period.

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

September 30, 2021

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of Brookfield Investment Funds (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust, considered and approved the continuation of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of its series, Center Coast Brookfield Midstream Focus Fund (the "Fund") and Brookfield Public Securities Group LLC (the "Adviser" or "Brookfield"), for a successive one-year period at a telephonic1 meeting held on May 19-20, 2021 (the "Meeting").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brookfield provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Fund by Brookfield; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group and/or peer universe of the Fund, as applicable, including supplemental data independently prepared by Brookfield; (c) information on the profitability of Brookfield; (d) information relating to economies of scale; (e) information about Brookfield's general compliance policies and procedures and the services that it provides; (f) information on Brookfield's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of Brookfield that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board's decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by Brookfield. The Board noted that such services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that Brookfield provides office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Trustees of the Fund without compensation. The Board also noted that Brookfield is also responsible for the coordination and oversight of the Fund's third-party service providers. In addition to the quality of the advisory services provided by Brookfield, the Board considered the quality of the administrative and other services provided by Brookfield to the Fund pursuant to the Advisory Agreement.

In connection with the services provided by Brookfield, the Board analyzed the structure and duties of Brookfield's fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of Brookfield, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Trustees' experience and interaction with Brookfield, that: (i) Brookfield would continue to be able to retain high quality personnel; (ii) Brookfield has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) Brookfield has been responsive to requests of the Board; and (iv) Brookfield has kept the Board apprised of developments relating to the Fund and the industry in general.

1 On March 13, 2020, in response to the potential effects of coronavirus disease 2019 (COVID-19), the Securities and Exchange Commission (the "SEC") issued an order pursuant to its authority under Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act" or "Act") granting exemptions from certain provisions of that Act and the rules thereunder, including temporary exemptive relief from in-person board meeting requirements to cover the approval of advisory contracts. The SEC has provided temporary exemptive relief for registered management investment companies and any investment adviser or principal underwriter of such companies, in circumstances related to the current or potential effects of COVID-19, from the requirements imposed under sections 15(c) and 32(a) of the Investment Company Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) under the Investment Company Act that votes of the board of directors of the registered management investment company be cast in person. The relief is subject to conditions described in the SEC's order.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

September 30, 2021

The Board's conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable investment companies and accounts managed by Brookfield; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield; (vi) Brookfield's culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) Brookfield's reputation and its experience serving as an investment adviser and the experience of the teams of portfolio managers that manage the Fund, as well as its experience serving as an investment adviser to other investment funds and institutional clients. The Board also reviewed Brookfield's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Brookfield from effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fees and that the quality of services continues to be high.

THE PERFORMANCE OF THE FUND AND THE ADVISER. The Board, including the Independent Trustees, also considered the investment performance of the Adviser. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board considered the investment performance of the Fund in view of its importance to shareholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund and to an appropriate index or combination of indices identified by Broadridge ("Peer Universe"), as well as a focused peer group identified by Brookfield ("Peer Group"). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to the Fund's performance information since inception. The Board was provided with a description of the methodology used by Broadridge to select the funds included in the Peer Universe. At the Meeting, management discussed the methodology used by Brookfield to select the funds included in the Peer Group. The performance information was presented for the periods ended March 31, 2021. Class I performance relative to the median of the Fund's Peer Universe and Peer Group is described below, and for performance that ranked below the median for the Peer Universe, the specific quintile rankings are also noted below with respect to the relevant periods of underperformance.

Center Coast Brookfield Midstream Focus Fund. The Board noted that the Fund's performance was above the median of its Peer Universe for the one-year period (in the third quintile) and below the median for the two-, three-, four and five-year periods (in the fifth quintile for the two-, three-, four- and five-year periods and in the fourth quintile since inception). The Board also noted that the Fund underperformed its Broadridge Index for all periods. The Board then noted that the Fund's performance was equal to the median of its Peer Group for the quarter ended March 31, 2021 and below the median for the one-, two-, three- and five-year periods and since inception. The Board further noted that the Fund underperformed its index for the quarter ended March 31, 2021 and for the one-, two-, three- and five-year periods and since inception. The Board noted management's discussion of Fund performance, including management's continued monitoring and review of the Fund, and concluded that the Fund's performance was being addressed.

THE COST OF THE ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to Brookfield pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Brookfield or its affiliates in connection with providing such services to the Fund.

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

September 30, 2021

To assist in analyzing the reasonableness of the management fees for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund's expense group ("Expense Group") and expense universe ("Expense Universe"), including rankings within each category, as determined by Broadridge. Brookfield identified the fund's eligible for inclusion in the Expense Group. In considering the reasonableness of the management fees to be paid by the Fund to Brookfield, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering the Fund's total operating expenses, the Board also considered the level of fee waivers and expense reimbursements, as applicable, and the net expense caps contractually agreed upon by Brookfield with respect to the Fund. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Brookfield was providing services at a cost that was competitive with other, similar funds. The Fund's fee and expense rankings are discussed below relative to the median of the applicable expense grouping. A fund with fees and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. For a fund whose fees or expenses were higher than the median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided by Broadridge, in which case fund rankings are provided). For purposes of the quintile rankings, higher fees and expenses result in a higher quintile ranking, with the first quintile corresponding to low fees and expenses and the fifth quintile corresponding to high fees and expenses. Similarly, the fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping.

Center Coast Brookfield Midstream Focus Fund. The Board noted that the Fund's actual management fees were above the median of its Expense Group (ranked 7/11) and Expense Universe (ranked 28/41). The Board further noted that the Fund's actual total expenses were above the median of its Expense Group (ranked 7/11) and below the median of its Expense Universe (ranked 19/41). The Board noted management's discussion regarding the Fund's expenses.

The Board was also asked to consider the management fees received by Brookfield with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, as applicable, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the higher demands placed on Brookfield's investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund; the greater entrepreneurial risk in managing the Fund; and the impact on Brookfield and expenses associated with the more extensive regulatory regime to which the Fund are subject in comparison to institutional or separately managed accounts.

The Board also considered Brookfield's profitability and the benefits Brookfield and its affiliates received from their relationship with the Fund. The Board received a memorandum and reviewed financial information relating to Brookfield's financial condition and profitability with respect to the services it provided to the Fund and considered how profit margins could affect Brookfield's ability to attract and retain high quality investment professionals and other key personnel. In this regard, the Board reviewed the Fund's profitability analysis addressing the overall profitability of Brookfield in connection with its management of the Brookfield Fund Complex,2 as well as its expected profits and that of its affiliates for providing administrative support for the Fund. In analyzing Brookfield's profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund, as well as the non-Fund and non-advisory business activities. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board also specifically noted that Brookfield had agreed to extend its contractual expense waiver for the Fund, in order to limit the Fund's net operating expenses. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.

2 The Brookfield Fund Complex is comprised of Brookfield Investment Funds (7 series of underlying portfolios), Brookfield Real Assets Income Fund Inc. (NYSE: RA), and Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) (the "Brookfield Fund Complex").

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

September 30, 2021

The Board concluded that Brookfield had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Fund with the high quality services that it had provided in the past. The Board also concluded that the management fees were reasonable in light of the factors discussed above.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Trustees, considered whether shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, the Funds could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board noted, however, that although shareholders might benefit from lower operating expenses as a result of an increasing amount of assets spread over the fixed expenses of the Fund, the Fund's expense limitation agreement with the Adviser served to limit the Fund's expenses until the Fund had the opportunity to grow their assets. The Board concluded that the management fee structure was reasonable in light of the factors discussed above.

OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding Brookfield's brokerage and soft dollar practices. The Board considered that Brookfield is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits Brookfield derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Brookfield in return for allocating brokerage. The Board then considered other benefits that may be realized by Brookfield and its affiliates from their relationship with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to Brookfield and its affiliates by virtue of the advisory relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of Brookfield to the Fund.

CONCLUSION. After a full and complete discussion, the Board approved the Advisory Agreement for a successive one-year period. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Fund and the Fund's shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Information Concerning Trustees and Officers (Unaudited)

September 30, 2021

The following tables provide information concerning the trustees and officers of the Fund.

Trustees of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee and Independent Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC (the "Adviser") (2011-Present); Trustee of the Stralem Funds (2014-2016).	10
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997- Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present); Director of Steward Partners (2017-Present).	10
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of Gramercy Property Trust (formerly, Chambers Street Properties) (2012-2018); Director of Turner Corp. (2003-Present); Employee of Arthur Andersen LLP (2002-Present); Principal of Trimblestone Investment Co. (2019-Present).	10
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Board Director of Gesher USA (2015-Present); Trustee of Nevada Museum of Art (2016-2018); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder and CEO of Capstak, Inc. (2014-2018); Chairman of Capstak, Inc. (2016-2018).	10

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Information Concerning Trustees and Officers (Unaudited) (continued)

September 30, 2021

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2020	Director/Trustee of several investment companies advised by the Adviser (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Director of The Zweig Fund, Inc. and The Zweig Total Return Fund (2013-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2016-2019); Director of the Carlyle Group, TCG BDC, Inc. and TCG BDC II, Inc. (February 2021-Present).	10
Interested Trustee
David W. Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served Since 2017	Director/Trustee of several investment companies advised by the Adviser (2017-Present); Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	10

2021 Annual Report

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Information Concerning Trustees and Officers (Unaudited) (continued)

September 30, 2021

Officers of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2014

President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (2017-Present); Managing Director (2014-Present) and Assistant General Counsel (2010-2017) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since 2021[2]

Treasurer of several investment companies advised by the Adviser (February 2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Vice President of the Adviser (2014-Present).

Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018

Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017).

Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2017

CCO of several investment companies advised by the Adviser (2017-Present); Director of the Adviser (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).

Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014 -2019).

* Interested person as defined by the Investment Company Act of 1940, as amended (the "1940 Act") because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.

1 The Fund Complex is comprised of Brookfield Investment Funds (seven series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

2 Casey P. Tushaus was appointed by the Board as the Treasurer of the Fund on February 25, 2021. Previously, Mr. Tushaus served as Assistant Treasurer of the Fund since 2016.

The Fund's Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.

Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2021 Annual Report

CORPORATE INFORMATION

Investment Adviser

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023 www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-244-4859

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Investment Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and William H. Wright II, each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski, Salvatore and Wright II are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)             Audit Fees

The aggregate fees billed by the Registrant’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), for the most recent fiscal year for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $62,000 and $62,000 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively.

(b)             Audit-Related Fees

There were no fees billed by Deloitte to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)             Tax Fees

For the fiscal years ended September 30, 2021 and September 30, 2020, the aggregate fees billed by Deloitte to the Registrant for tax compliance, tax advice and tax planning (“Tax Fees”) were $112,350 and $115,450, respectively. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

The Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Registrant were $0 for the Registrant’s fiscal years ended September 30, 2021 and September 30, 2020.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s respective tax divisions except those services related to the audits. Typically, this category would include fees for tax compliance, tax advice, and tax planning services, which include, among other things, preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)             All Other Fees

All other fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Registrant were $0 for the Registrant’s fiscal years ended September 30, 2021 and September 30, 2020.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Registrant must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Registrant without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Registrant. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal years ended September 30, 2021 and September 30, 2020, for non-audit services rendered to the Registrant and Fund Service Providers were $262,350 and $260,450, respectively. For the fiscal years ended September 30, 2021 and September 30, 2020, these amounts reflect the amounts disclosed above in Item 4(b),(c),(d), plus $150,000 and $145,000, respectively, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Registrant, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services by the Registrant’s independent registered public accounting firm to the Registrant’s investment adviser, and any entity controlling, controlled, or under common control with the investment adviser that provided ongoing services to the Registrant that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) were compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) (iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)           As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)  None.

(2)  A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)  Not applicable.

(b)  A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: December 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: December 2, 2021

By:	/s/ Casey P. Tushaus
Casey P. Tushaus
Treasurer and Principal Financial Officer

Date: December 2, 2021